Moody National REIT I 10-K

Exhibit 10.6

AMENDMENT NO. 7 TO THE

AMENDED AND RESTATED ADVISORY AGREEMENT

This Amendment No. 7 to the Amended and Restated Advisory Agreement (this “Amendment”) is made and entered into as of March 22, 2017, and to be effective on April 15, 2017, by and among Moody National REIT I, Inc., a Maryland corporation (the “Company”), Moody National Operating Partnership I, L.P., a Delaware limited partnership (the “Operating Partnership”), Moody National Advisor I, LLC, a Delaware limited liability company (the “Advisor”), and, solely in connection with the obligations set forth in Section 13 of the Advisory Agreement (as defined below), Moody National Realty Company, L.P., a Texas limited partnership (“Moody National”). The Company, the Operating Partnership, the Advisor and Moody National are collectively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meaning set forth in the Advisory Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Parties previously entered into that certain Amended and Restated Advisory Agreement, dated and effective as of August 14, 2009 (as amended, the “Advisory Agreement”), which provides for, among other matters, the management of the Company’s and the Operating Partnership’s day-to-day activities by the Advisor;

WHEREAS, on November 16, 2016, the Company, the Operating Partnership, the Advisor, Moody National REIT II, Inc. (“Moody II”), Moody National Operating Partnership II, LP, Moody National Advisor II, LLC and Moody Merger Sub, LLC entered into an agreement and plan of merger (the “Merger Agreement”);

WHEREAS, concurrently with the Merger Agreement, the Company, the Operating Partnership, the Advisor, Moody National Realty Company, LP and Moody II entered into a termination agreement, (the “Termination Agreement”), whereby, among other things, at the effective time of the mergers contemplated by the Merger Agreement, the Advisory Agreement will be terminated, and the Company will pay the Advisor a payment of $5,580,685;

WHEREAS, Section 16 of the Advisory Agreement provides that the term of the Advisory Agreement shall last for a period of one year from its effective date subject to an unlimited number of successive one-year renewals upon mutual consent of the Parties;

WHEREAS, the Advisory Agreement was last renewed by the Parties on April 15, 2016 for a term of one year, expiring on April 15, 2017; and

WHEREAS, the Company does not foresee that the mergers contemplated in the Merger Agreement will be effective by April 15, 2017, and the Company deems it necessary to renew the Advisory Agreement for a term beginning on April 15, 2017 and ending on the earlier of (i) the termination of the Advisory Agreement pursuant to the Termination Agreement or (ii) April 15, 2018.

ARTICLE I

AMENDMENT

In order to give effect to the Parties’ agreement to renew the term of the Advisory Agreement for an additional one year term, or until the effective date of the Termination Agreement, if earlier, the Parties agree as follows:

Section 1.1 Renewal of Advisory Agreement. The Advisory Agreement is hereby renewed, effective April 15, 2017, provided that the term of the Advisory Agreement, as described in Section 16 thereof, shall be until the earlier of (i) one year or (ii) the termination of the Advisory Agreement pursuant to the Termination Agreement.

ARTICLE II

MISCELLANEOUS

Section 2.1 Continued Effect. Except as specifically set forth herein, all other terms and conditions of the Advisory Agreement shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. In the event of any conflict between the terms of the Advisory Agreement and the terms of this Amendment, the terms of this Amendment shall control.

Section 2.2 Counterparts. The Parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page of this Amendment, or any document or instrument delivered in connection herewith, by telecopy or other electronic method shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

Section 2.3 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

MOODY NATIONAL REIT I, INC.

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President

MOODY NATIONAL OPERATING PARTNERSHP I, LP

By:	Moody National REIT I, Inc., its general partner

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President

MOODY NATIONAL ADVISOR I, LLC

By:	Moody National REIT Sponsor, LLC

By:	Moody National REIT Sponsor SM, LLC

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	Member

[Solely in connection with the obligations set forth in Section 13 of the Advisory Agreement]:

MOODY NATIONAL REALTY COMPANY, L.P.

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President